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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       January 10, 2003 (January 9, 2003)
                Date of Report (Date of earliest event reported)



                               WESTAR ENERGY, INC.
             (Exact name of registrant as specified in its charter)


           Kansas                       1-3523                  48-0290150
(State or other jurisdiction   (Commission file number)      (I.R.S. Employer
    of incorporation or                                    Identification No.)
       organization)


                  818 South Kansas Avenue, Topeka, Kansas 66612
                    (Address of principal executive offices)

                                 (785) 575-6300
              (Registrant's telephone number, including area code)





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                               WESTAR ENERGY, INC.

Item 5. Other Events

     On January 9, 2003, we announced that we and our wholly owned subsidiary Westar Industries, Inc. have entered into an agreement with ONEOK, Inc. to sell ONEOK a portion of the shares of ONEOK Series A Convertible Preferred Stock held by Westar Industries at the prevailing market price, less transaction costs, and to exchange Westar Industries' remaining shares of Series A Convertible Preferred Stock for new shares of ONEOK $0.925 Series D Non-Cumulative Convertible Preferred Stock. ONEOK will use half of the net proceeds up to $250 million from planned financing transactions to pay Westar Industries for the Series A Convertible Preferred Stock. The effectiveness of the sale and related transactions is subject to approval by the Kansas Corporation Commission (KCC)

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and other conditions, including ONEOK's receipt of the proceeds from its planned financing transactions. In connection with this agreement, certain agreements among Westar Energy, Westar Industries and ONEOK were amended subject to the approval of the KCC. A copy of our press release issued January 9, 2003 is attached to this report.

     On January 10, 2003, Paul R. Geist, our Senior Vice President, Chief Financial Officer and Treasurer resigned from his positions as Senior Vice President and Chief Financial Officer. Mr. Geist continues in the position of Treasurer. We expect to announce the appointment of a new chief financial officer in the immediate future.


Item 7. Financial Statements and Exhibits

     (c) Exhibits

  Exhibit 10.1--Transaction Agreement dated as of January 9, 2003
  Exhibit 10.2--Shareholder Agreement dated as of January 9, 2003
  Exhibit 10.3--Registration Rights Agreement dated as of January 9, 2003
  Exhibit 99.1--Form of Certificate of the Designations of $0.925 Series D
                Non-Cumulative Convertible Preferred Stock
  Exhibit 99.2--Form of Amended and Restated Rights Agreement
  Exhibit 99.3--Press release dated January 9, 2003



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        WESTAR ENERGY, INC.

Date: January 10, 2003                  By:  /s/  Larry D. Irick
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                                             Larry D. Irick, Esq. Vice President
                                                    and Corporate Secretary



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                                  EXHIBIT INDEX

Exhibit Number        Description of Exhibit

  Exhibit 10.1--Transaction Agreement dated as of January 9, 2003
  Exhibit 10.2--Shareholder Agreement dated as of January 9, 2003
  Exhibit 10.3--Registration Rights Agreement dated as of January 9, 2003
  Exhibit 99.1--Form of Certificate of the Designations of $0.925 Series D
                Non-Cumulative Convertible Preferred Stock
  Exhibit 99.2--Form of Amended and Restated Rights Agreement
  Exhibit 99.3--Press release dated January 9, 2003